UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 28, 2017 (December 21, 2017)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Suite 201, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(833) 467-6687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

Effective December 21, 2017, Liggett & Webb, P.A. (“L&W”) resigned as the independent registered public accounting firm of  MassRoots, Inc. (the “Company”). L&W served as the auditors of the Company’s financial statements from January 15, 2016 through December 21, 2017.

The report of the L&W on the Company’s financial statements for the year ended December 31, 2016 and December 31, 2015 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2016 and December 31, 2015 and the subsequent interim period preceding L&W’s resignation, (i) there were no disagreements between the Company and L&W on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of L&W, would have caused L&W to make reference to the matter of the disagreement in connection with its report on the Company’s financial statements and (ii) there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided L&W with a copy of the foregoing disclosure, and requested that L&W furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from L&W addressed to the Securities and Exchange Commission dated as of December 28, 2017 is filed as Exhibit 16.1 to this Form 8-K.

Appointment of Independent Registered Public Accounting Firm

Effective December 28, 2017, the Company appointed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

During the fiscal year ended December 31, 2016 and December 31, 2015 and the subsequent interim period through December 28, 2017, the date of engagement of RBSM, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
16.1	Letter from Liggett & Webb, P.A. dated December 28, 2017

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: December 28, 2017	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer